Exhibit 4.1

TEXAS INSTRUMENTS INCORPORATED

Officers’ Certificate

September 15, 2021

Reference is made to the Indenture dated as of May 23, 2011 (the “Indenture”) by and between Texas Instruments Incorporated (the “Issuer”) and U.S. Bank National Association, as trustee (the “Trustee”). The Trustee is the trustee for any and all securities issued under the Indenture. Pursuant to Section 2.04(c) of the Indenture, the undersigned officers do hereby certify, in connection with the issuance of $500,000,000 aggregate principal amount of 1.125% Notes due 2026 (the “2026 Notes”), $500,000,000 aggregate principal amount of 1.900% Notes due 2031 (the “2031 Notes”) and $500,000,000 aggregate principal amount of 2.700% Notes due 2051 (the “2051 Notes” and, together with the 2026 Notes and the 2031 Notes, the “Notes”), that (i) the form and terms of the Notes have been established pursuant to Section 2.01 and Section 2.03 of the Indenture and comply with the Indenture, and (ii) the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture.

The 2026 Notes

Title:	1.125% Notes due 2026.

Issuer:	Texas Instruments Incorporated.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	U.S. Bank National Association.

Aggregate Principal Amount at Maturity:	$500,000,000.

Principal Payment Date:	September 15, 2026.

Interest:	1.125% per annum.

Date from which Interest will Accrue:	September 15, 2021.

Interest Payment Dates:	March 15 and September 15, commencing on March 15, 2022.

Redemption:	Prior to August 15, 2026 (the date that is one month prior to the maturity date of the 2026 Notes), the Issuer may at its option redeem the 2026 Notes, in whole or in part at any time, or from time to time, on at least 15 days but not more than 60 days prior notice mailed to the registered address of each holder of the 2026 Notes, at a redemption price, calculated by the Issuer, equal to the greater of:

(i) 100% of the principal amount of the 2026 Notes to be redeemed; and

(ii) the sum of the present values of the principal amount of such 2026 Notes and the scheduled payments of interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) from the date of redemption to August 15, 2026 (the date that is one month prior to the maturity date of the 2026 Notes), in each case discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2026 Notes), plus 5 basis points;

plus, in each case, accrued interest thereon to the date of redemption.

At any time on or after August 15, 2026 (the date that is one month prior to the maturity date of the 2026 Notes), the Issuer may at its option redeem the 2026 Notes, in whole or in part at any time and from time to time, on at least 15 days but not more than 60 days prior notice mailed to the registered address of each holder of the 2026 Notes, at a redemption price equal to 100% of the principal amount of the 2026 Notes to be redeemed plus accrued interest thereon to the date of redemption.

The Issuer will deliver to the Trustee at least 15 days prior to the date on which notice of a redemption is mailed to holders of the 2026 Notes (unless a shorter time period shall be acceptable to the Trustee) an Officers’ Certificate stating the aggregate principal amount of 2026 Notes to be redeemed. Notice of any redemption of 2026 Notes may, at the Issuer’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending. If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the business day immediately preceding the relevant redemption date.

If less than all the 2026 Notes are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the 2026 Notes to be redeemed in whole or in part. 2026 Notes shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number, in an Officers’ Certificate delivered to the Trustee at least 15 days prior to the date on which notice of redemption is mailed to holders of the 2026 Notes, as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

Conversion:	None.

Sinking Fund:	None.

Denominations:	$2,000 and multiples of $1,000 in excess thereof.

Miscellaneous:	The terms of the 2026 Notes shall include such other terms as are set forth in the form of 2026 Notes attached hereto as Exhibit A and in the Indenture.

The 2031 Notes

Title:	1.900% Notes due 2031.

Issuer:	Texas Instruments Incorporated.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	U.S. Bank National Association.

Aggregate Principal Amount at Maturity:	$500,000,000.

Principal Payment Date:	September 15, 2031.

Interest:	1.900% per annum.

Date from which Interest will Accrue:	September 15, 2021.

Interest Payment Dates:	March 15 and September 15, commencing on March 15, 2022.

Redemption:

Prior to June 15, 2031 (the date that is three months prior to the maturity date of the 2031 Notes), the Issuer may at its option redeem the 2031 Notes, in whole or in part at any time, or from time to time, on at least 15 days but not more than 60 days prior notice mailed to the registered address of each holder of the 2031 Notes, at a redemption price, calculated by the Issuer, equal to the greater of:

(i) 100% of the principal amount of the 2031 Notes to be redeemed; and

(ii) the sum of the present values of the principal amount of such 2031 Notes and the scheduled payments of interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) from the date of redemption to June 15, 2031 (the date that is three months prior to the maturity date of the 2031 Notes), in each case discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2031 Notes), plus 10 basis points;

plus, in each case, accrued interest thereon to the date of redemption.

At any time on or after June 15, 2031 (the date that is three months prior to the maturity date of the 2031 Notes), the Issuer may at its option redeem the 2031 Notes, in whole or in part at any time and from time to time, on at least 15 days but not more than 60 days prior notice mailed to the registered address of each holder of the 2031 Notes, at a redemption price equal to 100% of the principal amount of the 2031 Notes to be redeemed plus accrued interest thereon to the date of redemption.

The Issuer will deliver to the Trustee at least 15 days prior to the date on which notice of a redemption is mailed to holders of the 2031 Notes (unless a shorter time period shall be acceptable to the Trustee) an Officers’ Certificate stating the aggregate principal amount of 2031 Notes to be redeemed. Notice of any redemption of 2031 Notes may, at the Issuer’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending. If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the business day immediately preceding the relevant redemption date.

If less than all the 2031 Notes are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the 2031 Notes to be redeemed in whole or in part. 2031 Notes shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number, in an Officers’ Certificate delivered to the Trustee at least 15 days prior to the date on which notice of redemption is mailed to holders of the 2031 Notes, as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

Conversion:	None.

Sinking Fund:	None.

Denominations:	$2,000 and multiples of $1,000 in excess thereof.

Miscellaneous:	The terms of the 2031 Notes shall include such other terms as are set forth in the form of 2031 Notes attached hereto as Exhibit B and in the Indenture.

The 2051 Notes

Title:	2.700% Notes due 2051.

Issuer:	Texas Instruments Incorporated.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	U.S. Bank National Association.

Aggregate Principal Amount at Maturity:	$500,000,000.

Principal Payment Date:	September 15, 2051.

Interest:	2.700% per annum.

Date from which Interest will Accrue:	September 15, 2021.

Interest Payment Dates:	March 15 and September 15, commencing on March 15, 2022.

Redemption:

Prior to March 15, 2051 (the date that is six months prior to the maturity date of the 2051 Notes), the Issuer may at its option redeem the 2051 Notes, in whole or in part at any time, or from time to time, on at least 15 days but not more than 60 days prior notice mailed to the registered address of each holder of the 2051 Notes, at a redemption price, calculated by the Issuer, equal to the greater of:

(i) 100% of the principal amount of the 2051 Notes to be redeemed; and

(ii) the sum of the present values of the principal amount of such 2051 Notes and the scheduled payments of interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) from the date of redemption to March 15, 2051 (the date that is six months prior to the maturity date of the 2051 Notes), in each case discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2051 Notes), plus 12.5 basis points;

plus, in each case, accrued interest thereon to the date of redemption.

At any time on or after March 15, 2051 (the date that is six months prior to the maturity date of the 2051 Notes), the Issuer may at its option redeem the 2051 Notes, in whole or in part at any time and from time to time, on at least 15 days but not more than 60 days prior notice mailed to the registered address of each holder of the 2051 Notes, at a redemption price equal to 100% of the principal amount of the 2051 Notes to be redeemed plus accrued interest thereon to the date of redemption.

The Issuer will deliver to the Trustee at least 15 days prior to the date on which notice of a redemption is mailed to holders of the 2051 Notes (unless a shorter time period shall be acceptable to the Trustee) an Officers’ Certificate stating the aggregate principal amount of 2051 Notes to be redeemed. Notice of any redemption of 2051 Notes may, at the Issuer’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending. If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the business day immediately preceding the relevant redemption date.

If less than all the 2051 Notes are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the 2051 Notes to be redeemed in whole or in part. 2051 Notes shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number, in an Officers’ Certificate delivered to the Trustee at least 15 days prior to the date on which notice of redemption is mailed to holders of the 2051 Notes, as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

Conversion:	None.

Sinking Fund:	None.

Denominations:	$2,000 and multiples of $1,000 in excess thereof.

Miscellaneous:	The terms of the 2051 Notes shall include such other terms as are set forth in the form of 2051 Notes attached hereto as Exhibit C and in the Indenture.

Subject to the representations, warranties and covenants described in the Indenture, as amended or supplemented from time to time, the Issuer shall be entitled, subject to authorization by the Board of Directors of the Issuer and an Officers’ Certificate, to issue additional notes from time to time under each series of Notes issued hereby. Any such additional notes of a series shall have identical terms as the 2026 Notes, the 2031 Notes, or the 2051 Notes, as the case may be, other than with respect to the date of issuance, the issue price and interest accrued prior to the issue date of the additional notes (together, the “Additional Notes”). The Additional Notes of a series will have the same CUSIP number as the applicable series of Notes; provided that any Additional Notes that are not fungible with the applicable series of Notes for U.S. federal income tax purposes will be issued under a separate CUSIP number. Any Additional Notes will be issued in accordance with Section 2.03 of the Indenture.

The undersigned officers have read and understand the provisions of the Indenture and the definitions relating thereto. The statements made in this Officers’ Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer. In the opinion of each undersigned officer, such officer has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance and authentication of the Notes have been complied with. In such officer’s opinion, such covenants and conditions have been complied with.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned officers of the Issuer have duly executed this certificate as of the date first set forth above.

TEXAS INSTRUMENTS INCORPORATED

By:	/s/ Rafael R. Lizardi
	Name:	Rafael R. Lizardi
	Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Jack I. Holmes
	Name:	Jack I. Holmes
	Title:	Vice President and Treasurer

[Signature Page to Officers’ Certificate Pursuant to the Indenture]

EXHIBIT A

[FORM OF NOTES DUE 2026]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

TEXAS INSTRUMENTS INCORPORATED

1.125% Notes due 2026

No. [1]	CUSIP No.: 882508BK9
ISIN No.: US882508BK94

$[ ]

TEXAS INSTRUMENTS INCORPORATED, a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of $[        ] on September 15, 2026.

Interest Payment Dates: March 15 and September 15 (each, an “Interest Payment Date”), commencing on March 15, 2022.

Interest Record Dates: The 15th calendar day immediately preceding the relevant Interest Payment Date (whether or not a business day) (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers under its corporate seal.

TEXAS INSTRUMENTS INCORPORATED

By:
	Name:	Rafael R. Lizardi
	Title:	Senior Vice President and Chief Financial Officer

By:
	Name:	Jack I. Holmes
	Title:	Vice President and Treasurer

[Seal of Texas Instruments Incorporated]

Attest:

By:
	Name:	Rick Logsdon
	Title:	Assistant Secretary

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: September 15, 2021

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
	Name:	Michael K. Herberger
	Title:	Vice President

(REVERSE OF NOTE)

TEXAS INSTRUMENTS INCORPORATED

1.125% Notes due 2026

1.    Interest.

Texas Instruments Incorporated (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from September 15, 2021. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing March 15, 2022 to the person in whose name the Note is registered at the close of business on the preceding Interest Record Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.    Paying Agent.

Initially, U.S. Bank National Association (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the holders (the “Holders”).

3.    Indenture; Defined Terms.

This Note is one of the 1.125% Notes due 2026 (the “Notes”) issued under an indenture dated as of May 23, 2011 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to an Officers’ Certificate dated September 15, 2021, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA; including, without limitation, the defeasance provision set forth in Section 10.01(b) of the Base Indenture; provided that Section 10.01(b)(C) of the Base Indenture is amended and restated as set forth below for purposes of this Note.

Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, provided that Section 10.01(b)(C) of the Base Indenture is amended and restated as set forth below for purposes of this Note, and Holders of Notes are referred to the Indenture and the TIA for a statement of such terms. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern, provided that, for purposes of this Note, Section 10.01(b)(C) of the Base Indenture is amended and restated as set forth below.

“(C) the Issuer has delivered to the Trustee an Officers’ Certificate and an opinion of independent legal counsel satisfactory to the Trustee to the effect that the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or that since the date of issuance of the Securities of such series there has been a change in the applicable Federal income tax law, in either case to the effect that beneficial owners of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and”

4.    Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.    Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.    Redemption.

(a) Prior to August 15, 2026 (the date that is one month prior to the maturity date of the Notes), the Issuer may at its option redeem the Notes, in whole or in part at any time, or from time to time, on at least 15 days but not more than 60 days prior notice, at a redemption price calculated by the Issuer equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed; and

(ii)    the sum of the present values of the principal amount of such Notes and the scheduled payments of interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) from the date of redemption to August 15, 2026 (the date that is one month prior to the maturity date of the Notes), in each case discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 5 basis points, plus in each case accrued interest thereon to the date of redemption.

(b) At any time on or after August 15, 2026 (the date that is one month prior to the maturity date of the Notes), the Issuer may at its option redeem the Notes, in whole or in part at any time and from time to time, on at least 15 days but not more than 60 days prior notice, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued interest thereon to the date of redemption.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of three Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Barclays Capital Inc., J.P. Morgan Securities LLC (or their respective affiliates that are Primary Treasury Dealers) and a Primary Treasury Dealer selected by MUFG Securities Americas Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of any redemption will be mailed at least 15 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.

7.    Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

8.    Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.    Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.    CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.    Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                  agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:                      Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT B

[FORM OF NOTES DUE 2031]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

TEXAS INSTRUMENTS INCORPORATED

1.900% Notes due 2031

No. [1]	CUSIP No.: 882508BL7
ISIN No.: US882508BL77

$[ ]

TEXAS INSTRUMENTS INCORPORATED, a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of $[        ] on September 15, 2031.

Interest Payment Dates: March 15 and September 15 (each, an “Interest Payment Date”), commencing on March 15, 2022.

Interest Record Dates: The 15th calendar day immediately preceding the relevant Interest Payment Date (whether or not a business day) (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers under its corporate seal.

TEXAS INSTRUMENTS INCORPORATED

By:
	Name:	Rafael R. Lizardi
	Title:	Senior Vice President and Chief Financial Officer

By:
	Name:	Jack I. Holmes
	Title:	Vice President and Treasurer

[Seal of Texas Instruments Incorporated]

Attest:

By:
	Name:	Rick Logsdon
	Title:	Assistant Secretary

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: September 15, 2021

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
	Name:	Michael K. Herberger
	Title:	Vice President

(REVERSE OF NOTE)

TEXAS INSTRUMENTS INCORPORATED

1.900% Notes due 2031

1.    Interest.

Texas Instruments Incorporated (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from September 15, 2021. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing March 15, 2022 to the person in whose name the Note is registered at the close of business on the preceding Interest Record Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.    Paying Agent.

Initially, U.S. Bank National Association (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the holders (the “Holders”).

3.    Indenture; Defined Terms.

This Note is one of the 1.900% Notes due 2031 (the “Notes”) issued under an indenture dated as of May 23, 2011 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to an Officers’ Certificate dated September 15, 2021, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA; including, without limitation, the defeasance provision set forth in Section 10.01(b) of the Base Indenture; provided that Section 10.01(b)(C) of the Base Indenture is amended and restated as set forth below for purposes of this Note.

Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, provided that Section 10.01(b)(C) of the Base Indenture is amended and restated as set forth below for purposes of this Note, and Holders of Notes are referred to the Indenture and the TIA for a statement of such terms. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern, provided that, for purposes of this Note, Section 10.01(b)(C) of the Base Indenture is amended and restated as set forth below.

“(C) the Issuer has delivered to the Trustee an Officers’ Certificate and an opinion of independent legal counsel satisfactory to the Trustee to the effect that the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or that since the date of issuance of the Securities of such series there has been a change in the applicable Federal income tax law, in either case to the effect that beneficial owners of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and”

4.    Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.    Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.    Redemption.

(a) Prior to June 15, 2031 (the date that is three months prior to the maturity date of the Notes), the Issuer may at its option redeem the Notes, in whole or in part at any time, or from time to time, on at least 15 days but not more than 60 days prior notice, at a redemption price calculated by the Issuer equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed; and

(ii)    the sum of the present values of the principal amount of such Notes and the scheduled payments of interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) from the date of redemption to June 15, 2031 (the date that is three months prior to the maturity date of the Notes), in each case discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 10 basis points, plus in each case accrued interest thereon to the date of redemption.

(b) At any time on or after June 15, 2031 (the date that is three months prior to the maturity date of the Notes), the Issuer may at its option redeem the Notes, in whole or in part at any time and from time to time, on at least 15 days but not more than 60 days prior notice, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued interest thereon to the date of redemption.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of three Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Barclays Capital Inc., J.P. Morgan Securities LLC (or their respective affiliates that are Primary Treasury Dealers) and a Primary Treasury Dealer selected by MUFG Securities Americas Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of any redemption will be mailed at least 15 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.

7.    Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

8.    Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.    Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.    CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.    Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:                      Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT C

[FORM OF NOTES DUE 2051]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

TEXAS INSTRUMENTS INCORPORATED

2.700% Notes due 2051

No. [1]	CUSIP No.: 882508BM5
ISIN No.: US882508BM50

$[ ]

TEXAS INSTRUMENTS INCORPORATED, a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of $[        ] on September 15, 2051.

Interest Payment Dates: March 15 and September 15 (each, an “Interest Payment Date”), commencing on March 15, 2022.

Interest Record Dates: The 15th calendar day immediately preceding the relevant Interest Payment Date (whether or not a business day) (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers under its corporate seal.

TEXAS INSTRUMENTS INCORPORATED

By:
	Name:	Rafael R. Lizardi
	Title:	Senior Vice President and Chief Financial Officer

By:
	Name:	Jack I. Holmes
	Title:	Vice President and Treasurer

[Seal of Texas Instruments Incorporated]

Attest:

By:
	Name:	Rick Logsdon
	Title:	Assistant Secretary

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: September 15, 2021

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
	Name:	Michael K. Herberger
	Title:	Vice President

(REVERSE OF NOTE)

TEXAS INSTRUMENTS INCORPORATED

2.700% Notes due 2051

1.    Interest.

Texas Instruments Incorporated (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from September 15, 2021. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing March 15, 2022 to the person in whose name the Note is registered at the close of business on the preceding Interest Record Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.    Paying Agent.

Initially, U.S. Bank National Association (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the holders (the “Holders”).

3.    Indenture; Defined Terms.

This Note is one of the 2.700% Notes due 2051 (the “Notes”) issued under an indenture dated as of May 23, 2011 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to an Officers’ Certificate dated September 15, 2021, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA; including, without limitation, the defeasance provision set forth in Section 10.01(b) of the Base Indenture; provided that Section 10.01(b)(C) of the Base Indenture is amended and restated as set forth below for purposes of this Note. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, provided that Section 10.01(b)(C) of the Base Indenture is amended and restated as set forth below for purposes of this Note, and Holders of Notes are referred to the Indenture and the TIA for a statement of such terms. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern, provided that, for purposes of this Note, Section 10.01(b)(C) of the Base Indenture is amended and restated as set forth below.

“(C) the Issuer has delivered to the Trustee an Officers’ Certificate and an opinion of independent legal counsel satisfactory to the Trustee to the effect that the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or that since the date of issuance of the Securities of such series there has been a change in the applicable Federal income tax law, in either case to the effect that beneficial owners of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and”

4.    Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.    Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.    Redemption.

(a) Prior to March 15, 2051 (the date that is six months prior to the maturity date of the Notes), the Issuer may at its option redeem the Notes, in whole or in part at any time, or from time to time, on at least 15 days but not more than 60 days prior notice, at a redemption price calculated by the Issuer equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed; and

(ii)    the sum of the present values of the principal amount of such Notes and the scheduled payments of interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) from the date of redemption to March 15, 2051 (the date that is six months prior to the maturity date of the Notes), in each case discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 12.5 basis points, plus in each case accrued interest thereon to the date of redemption.

(b) At any time on or after March 15, 2051 (the date that is six months prior to the maturity date of the Notes), the Issuer may at its option redeem the Notes, in whole or in part at any time and from time to time, on at least 15 days but not more than 60 days prior notice, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued interest thereon to the date of redemption.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of three Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Barclays Capital Inc., J.P. Morgan Securities LLC (or their respective affiliates that are Primary Treasury Dealers) and a Primary Treasury Dealer selected by MUFG Securities Americas Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of any redemption will be mailed at least 15 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.

7.    Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

8.    Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.    Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.    CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.    Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:                      Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee